Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.8741%



        Excess Protection Level
          3 Month Average   5.37%
          August, 1998   6.31%
          July, 1998   5.13%
          June, 1998   4.67%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.68%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,395,888,446.37